Rapid Micro Biosystems Announces Preliminary Unaudited Fourth Quarter and
Full Year 2024 Revenue

•Fourth quarter 2024 total revenue expected to be a record at approximately $8.2 million, representing growth of approximately 30% compared to the prior-year period.
◦Fourth quarter 2024 recurring revenue expected to be approximately $4.2 million, representing growth of approximately 27% compared to the prior-year period.
•Full year 2024 total revenue expected to be approximately $28.1 million, representing growth of approximately 25% compared to the prior year.
◦Full year 2024 recurring revenue expected to be approximately $15.5 million, representing growth of approximately 14% compared to the prior year.
•Announces successful collaboration with Lonza integrating the Growth Direct and Lonza’s MODA-EM module, creating the first fully automated end-to-end environmental monitoring QC solution; Lonza is deploying the solution across its global cell and gene therapy manufacturing network.
LEXINGTON, Mass., January 14, 2025 (GLOBE NEWSWIRE) -- Rapid Micro Biosystems, Inc. (Nasdaq: RPID) (the “Company”), an innovative life sciences technology company providing mission critical automation solutions to facilitate the efficient manufacturing and fast, safe release of healthcare products, today announced preliminary unaudited fourth quarter and full year 2024 revenue.
Preliminary Unaudited Fourth Quarter 2024 Revenue
The Company expects record fourth quarter 2024 revenue of approximately $8.2 million, representing growth of approximately 30% compared to the prior-year period. It placed six new Growth Direct systems and completed the validation of four customer systems in the fourth quarter and now has over 160 cumulative systems placed and over 135 cumulative systems validated globally.
The Company continues to expect a sequential improvement in fourth quarter 2024 gross margin compared to the third quarter of 2024.
Preliminary Unaudited Full Year 2024 Revenue
The Company expects full year 2024 revenue of approximately $28.1 million, representing growth of approximately 25% compared to the prior year. It placed 21 new systems and completed the validation of 16 customer systems during 2024.
The Company plans to announce complete financial results for the fourth quarter and full year 2024 and host a webcast to discuss those results as well as its 2025 outlook later in the first quarter of 2025.
The preliminary financial results described herein have not been audited and are subject to adjustment based on the Company’s completion of year-end financial close processes.
Collaboration with Lonza
The Company announced a collaboration with Lonza integrating the Growth Direct and Lonza’s MODA-EM module, creating the first fully automated end-to-end environmental monitoring QC solution. Lonza is deploying the solution across its global cell and gene therapy manufacturing network.
A paper discussing the collaboration can be downloaded by following the link https://investors.rapidmicrobio.com/news-and-events/events.
Presentation at J.P. Morgan Healthcare Conference
The Company is scheduled to present at the 43rd Annual J.P. Morgan Healthcare Conference on Thursday, January 16, 2024, at 12:45 p.m. Eastern Time (9:45 a.m. Pacific Time). A live webcast of the presentation will be available on the Rapid Micro Biosystems investor relations website at https://investors.rapidmicrobio.com/ and can be accessed https://investors.rapidmicrobio.com/news-and-events/events. The webcast will then be archived and available for replay for at least 30 days after the event.

About Rapid Micro Biosystems
Rapid Micro Biosystems is an innovative life sciences technology company providing mission critical automation solutions to facilitate the efficient manufacturing and fast, safe release of healthcare products such as biologics, vaccines, cell and gene therapies, and sterile injectables. The Company’s flagship Growth Direct system automates and modernizes the antiquated, manual microbial quality control (“MQC”) testing workflows used in the largest and most complex pharmaceutical manufacturing operations across the globe. The Growth Direct system brings the quality control lab to the manufacturing floor, unlocking the power of MQC automation to deliver the faster results, greater accuracy, increased operational efficiency, better compliance with data integrity regulations, and quicker decision making that customers rely on to ensure safe and consistent supply of important healthcare products. The Company is headquartered Lexington, Massachusetts and has U.S. manufacturing in Lowell, Massachusetts, with global locations in Switzerland, Germany, and the Netherlands. For more information, please visit www.rapidmicrobio.com or follow the Company on Twitter at @rapidmicrobio or on LinkedIn. For more information, please visit www.rapidmicrobio.com or follow the Company on X (formerly known as Twitter) at @rapidmicrobio or on LinkedIn.
Available Information
Rapid Micro Biosystems announces material information to the public about the Company, its products and services, and other matters through a variety of means, including filings with the U.S. Securities and Exchange Commission (“SEC”), press releases, public conference calls, webcasts, the investor relations section of the Company website at investors.rapidmicrobio.com, and the Company’s X (formerly known as Twitter) account @rapidmicrobio in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s guidance, including with respect to the fourth fiscal quarter and full year 2024; the benefits and features of the Company's products and technology, including its Growth Direct platform and rapid sterility offering; and the integration of the Company's Growth Direct technology with Lonza's MODA-EM software system.
In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to risks related to, the Company's ability to achieve positive cash flow without requiring additional financing; the Company's ability to achieve its business objectives; the Company's significant losses since inception; the Company’s ability to meet its publicly announced guidance and other expectations about its business and operations; the effectiveness of the Company's sales processes; the Company’s need to develop new products and adapt to technological changes; the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; the Company’s ability to maintain its manufacturing capabilities; the Company's ability to improve the gross margins of its products and services; risks related to third-parties; the Company’s ability to retain key management and other employees; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; the impact of macroeconomic volatility; and the other important factors outlined under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at www.sec.gov and the Investor Relations page of its website at investors.rapidmicrobio.com.

Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this press release to reflect changes since the date of this press release, except as may be required by law.

Investor Contact:
Michael Beaulieu, CFA
Vice President, Investor Relations and Corporate Communications
mbeaulieu@rapidmicrobio.com

Media Contact:
media@rapidmicrobio.com